SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

ZIPREALTY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51002	94-3319956
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2000 Powell Street, Suite 1555
Emeryville, CA 94608

(Address, including zip code, of principal executive offices)

(510) 735-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) While reconsidering the requirements of Emerging Issues Task Force (“EITF”) 03-6, Participating Securities and Two Class Method under SFAS Statement No. 128, Earnings per Share, and its effect on prior periods, the management of ZipRealty, Inc. (the “Company”) determined that the Company did not correctly account for the impact of pre-IPO noncumulative dividend rights on preferred stock in calculating historical basic and diluted earnings per share for the nine months ended September 30, 2004, as reported in the Company’s Registration Statement on Form S-1 and the prospectus contained therein dated November 9, 2004 (the “Registration Statement”). Specifically, the Company determined that it should have allocated both cumulative and noncumulative dividends to preferred stock before calculating historical earnings per common share because of the preferential rights of the preferred stockholders to receive dividends prior to payment of dividends to common stockholders. The Company’s previous calculation allocated only cumulative dividends to preferred stock before allocating earnings pro rata between common and preferred stockholders. No preferred dividends were ever declared or paid by the Company, and all rights to such dividends terminated on the date of the Company’s IPO as a result of the conversion of all outstanding shares of preferred stock into common stock.

The Company’s previously reported basic and diluted earnings per share on a pro forma basis for the nine months ended September 30, 2004 remain unchanged because they assumed the conversion of all preferred stock into common stock. Also unchanged are net income as well as the balance sheets and cash flow statements for the nine months ended September 30, 2004 and for all other periods reported in the Registration Statement.

On February 4, 2005, management of the Company, with the approval of all members of the Audit Committee of the Board of Directors, concluded that, solely as a result of this miscalculation, the Company’s financial statements for the nine months ended September 30, 2004 contained in the Registration Statement should no longer be relied upon because of an error in such financial statements as addressed in Accounting Principles Board Opinion No. 20.

The Company discussed the accounting error and this conclusion with the Company’s independent registered public accounting firm.

The Company is filing today condensed financial statements with a corrected statement of operations for the nine months ended September 30, 2004 to reflect the correction in earnings per share for such period.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number

99.1 Condensed financial statements as of September 30, 2004 and for nine months ended September 30, 2004 and September 30, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC.
Dated: February 8, 2005	By:	/s/ Gary M. Beasley
Gary M. Beasley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description of Exhibits.
99.1	Condensed financial statements as of September 30, 2004 and for nine months ended September 30, 2004 and September 30, 2003.